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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (No. 33-28353), as amended.



                                           /s/  Arthur Andersen LLP
                                           ------------------------
                                              Arthur Andersen LLP


Dallas, Texas
March 20, 1996